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                                SECOND AMENDMENT

           SECOND AMENDMENT dated as of August 13, 1998, (the "Amendment"), with respect to the Credit Agreement dated as of August 20, 1997 (such agreement as it has been amended prior to the date hereof, the "Credit Agreement"), by and among PDK LABS INC. and FUTUREBIOTICS, INC., as Co-Borrowers (the "Co-Borrowers"), and EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"), as Agent and as a Bank and the Banks party hereto.

                                    RECITALS

           The Co-Borrowers have requested and the Banks have agreed, subject to the terms and conditions of this Amendment, to waive and amend certain provisions of the Credit Agreement as herein set forth. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

           Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

           I.        Amendments.

           Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions therein immediately prior to the definition of "Debt":

                     "Consulting Agreement" means a consulting agreement to be executed by and between PDK and Michael Krasnoff having a term of not less than three (3) years pursuant to which Mr. Krasnoff shall provide consulting services to PDK in the areas of marketing, finance, administration and mergers and acquisitions at least sixteen (16) Business Days per month and which shall include a non-compete agreement which will prohibit Mr. Krasnoff from being employed by or from providing consulting services to any competitor of PDK, which agreement shall be reasonably satisfactory to the Banks.

           Section 1.2. The definition of the term "Revolving Credit Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the chart therefrom and by substituting the following in its place:

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           Bank                              Commitment
           ----                              ----------

           EAB                               $5,300,000

           National Bank of Canada           $2,350,000

           Bank Leumi USA                    $2,350,000

           Section 1.3. The definition of the term "Revolving Credit Note" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the following phrase at the end thereof: ", or any note issued in substitution or replacement thereof."

           Section 1.4. The  definition  of the term "Term Note" contained in
Section 1.1 of the Credit Agreement is hereby amended by inserting the following phrase at the end thereof: ", or any note issued in substitution or replacement thereof."

           Section 1.5. Article 6 of the Credit Agreement is hereby amended by inserting the following in a new Section 6.20 at the end thereof:

                     Section 6.20. Year 2000. Any reprogramming or other corrective modifications required to permit the proper functioning, in and following the year 2000, of (i) Co-Borrower's and their Subsidiaries' computer systems and
                     (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Co-Borrowers' or their Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by January 1, 1999. The cost to the Co-Borrowers and their Subsidiaries of such reprogramming, modifications and testing and of the reasonably foreseeable consequences of year 2000 to the undersigned and its subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in the occurrence of an Event of Default or result in a Material Adverse Change. Except for such of the reprogramming and modifications referred to in the preceding sentence as may be necessary, the computer and management information systems of the Co-Borrowers and their Subsidiaries are, and with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Co-Borrowers to conduct their business.

           Section 1.6. Section 8.11 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

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                     "Fail to maintain Michael B. Krasnoff (i) in a reasonably
                     active full time capacity as the President of PDK and as an officer to Futurebiotics, responsible for the day to day operations of each of the Co-Borrowers or (ii) as a consultant to PDK and Futurebiotics pursuant to the terms of the Consulting Agreement."

           II. Conditions. The amendments provided for pursuant to Section I hereof shall become effective only upon satisfaction of the following conditions precedent:

                     (a) The Agent shall have received each of the following, in form and substance satisfactory to the Agent and its counsel.

                               (i)        This Amendment and amended and
                                          restated Revolving Credit Notes
                                          executed by the Co-Borrowers in favor
                                          of each Bank;

                               (ii)       a certificate of the Secretary of
                                          Compare Generiks, Inc. (the
                                          "New Guarantor") dated the date of
                                          this Amendment, attesting to all
                                          corporate action taken by such entity,
                                          including resolutions of its Board of
                                          Directors authorizing the execution,
                                          delivery and performance of its
                                          Guarantee and each other document to
                                          be delivered pursuant to this
                                          Agreement, together with certified
                                          copies of the certificate or articles
                                          of incorporation and the by-laws of
                                          the New Guarantor; and, such
                                          certificate shall state that the
                                          resolutions and corporate documents
                                          thereby certified have not been
                                          amended, modified, revoked or
                                          rescinded as of the date of such
                                          certificate;

                               (iii) a certificate of the Secretary of the New Guarantor, dated the Closing Date, certifying the names and true signatures of the officers of such entity authorized to sign the Facility Documents and the other documents to be delivered by such entity under this Agreement;

                               (iv) a certificate of a duly authorized officer of each of the Co-Borrowers, dated the date of this Agreement, stating that the representations and warranties in Article 6 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

                               (v) a Guarantor Security Agreement duly executed by the New Guarantor, together with (A) fully completed and executed financing statements on Form UCC-1, in proper form for filing duly filed under the Uniform
                                          Commercial Code  in all jurisdictions
                                          necessary  or, in the reasonable
                                          discretion of the Agent, desirable to

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                                          perfect the security  interests  to be
                                          granted  hereunder and under the
                                          Guarantor  Security  Agreement and (B)
                                          UCC search  results identifying  all
                                          of the financing statements on file
                                          with respect to the New Guarantor in
                                          all  jurisdictions  referred to under
                                          clause (A) hereof,  indicating that no
                                          party claims an interest in any of the
                                          Collateral;

                               (vi) a favorable opinion of counsel for the New Guarantor dated the Closing Date, in form and substance satisfactory to the Agent and its counsel;

                               (vii) satisfactory evidence that the New Guarantor is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each other jurisdiction where qualification is necessary; and

                               (viii) such other documents, instruments, agreements, approvals, opinions and evidence as the Agent may reasonably require.

           III.      Miscellaneous.

                     (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                     (b) All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

                     (c) This Amendment shall constitute a Facility Document.

                     (d) As expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with the terms thereof. The Credit Agreement is ratified and confirmed in all respects by the Co-Borrowers. The amendments herein are limited specifically to the matters set forth above and for the specific instance and purposes for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or a waiver of any Event of Default or event which upon notice, lapse of time or both would constitute an Event of Default which may occur or may have occurred under the Credit Agreement or any other Facility Document.

                     (e) The Co-Borrowers hereby represent and warrant that (i) the representations and warranties by the Co-Borrowers and each Guarantor pursuant to the Credit Agreement and each other Facility Document are true and correct on the date hereof, and (ii) after giving effect to this Amendment, no Event of Default or event which upon notice, lapse of

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time or both would constitute an Event of Default exists under the Credit
Agreement or any other Facility Document.

                     (f) This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment.

           IN WITNESS WHEREOF, the Co-Borrowers, the Agent and the Banks have caused this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

                                              PDK LABS INC.

                                              By:
                                                 -------------------------------
                                              Title:

                                              FUTUREBIOTICS, INC.

                                              By:
                                                 -------------------------------
                                              Title:

                                              EUROPEAN AMERICAN BANK,
                                              as Agent and as a Bank

                                              By:
                                                 -------------------------------
                                              Title:

                                              BANK LEUMI USA, as a Bank

                                              By:
                                                 -------------------------------
                                              Title:

                                              NATIONAL BANK OF CANADA, as a Bank

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                                              By:
                                                 -------------------------------
                                              Title: